Environmental Obligations	12 Months Ended
Dec. 31, 2018
Environmental Remediation Obligations [Abstract]
Environmental Obligations	Environmental Obligations
We are subject to various federal, state, local and foreign environmental laws and regulations that govern emissions of air pollutants, discharges of water pollutants, and the manufacture, storage, handling and disposal of hazardous substances, hazardous wastes and other toxic materials and remediation of contaminated sites. We are also subject to liabilities arising under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws that impose responsibility on persons who arranged for the disposal of hazardous substances, and on current and previous owners and operators of a facility for the clean-up of hazardous substances released from the facility into the environment. We are also subject to liabilities under the Resource Conservation and Recovery Act (“RCRA”) and analogous state laws that require owners and operators of facilities that have treated, stored or disposed of hazardous waste pursuant to a RCRA permit to follow certain waste management practices and to clean up releases of hazardous substances into the environment associated with past or present practices. In addition, when deemed appropriate, we enter certain sites with potential liability into voluntary remediation compliance programs, which are also subject to guidelines that require owners and operators, current and previous, to clean up releases of hazardous substances into the environment associated with past or present practices.
Environmental liabilities consist of obligations relating to waste handling and the remediation and/or study of sites at which we are alleged to have released or disposed of hazardous substances. These sites include current operations, previously operated sites, and sites associated with discontinued operations. We have provided reserves for potential environmental obligations that we consider probable and for which a reasonable estimate of the obligation can be made. Accordingly, total reserves of $529.4 million and $425.7 million, respectively, before recoveries, existed at December 31, 2018 and 2017.
The estimated reasonably possible environmental loss contingencies, net of expected recoveries, exceed amounts accrued by approximately $190 million at December 31, 2018. This reasonably possible estimate is based upon information available as of the date of the filing and the actual future losses may be higher given the uncertainties regarding the status of laws, regulations, enforcement policies, the impact of potentially responsible parties, technology and information related to individual sites.
Additionally, although potential environmental remediation expenditures in excess of the reserves and estimated loss contingencies could be significant, the impact on our future consolidated financial results is not subject to reasonable estimation due to numerous uncertainties concerning the nature and scope of possible contamination at many sites, identification of remediation alternatives under constantly changing requirements, selection of new and diverse clean-up technologies to meet compliance standards, the timing of potential expenditures and the allocation of costs among Potentially Responsible Parties ("PRPs") as well as other third parties. The liabilities arising from potential environmental obligations that have not been reserved for at this time may be material to any one quarter's or year's results of operations in the future. However, we believe any liability arising from such potential environmental obligations is not likely to have a material adverse effect on our liquidity or financial condition as it may be satisfied over many years.

The table below is a roll forward of our total environmental reserves, continuing and discontinued, from December 31, 2015 to December 31, 2018.

(in Millions)	Operating and Discontinued Sites Total
Total environmental reserves, net of recoveries at December 31, 2015	$334.3
2016
Provision	80.8
Spending, net of recoveries	(52.1)
Foreign currency translation adjustments	(2.6)
Net Change	$26.1
Total environmental reserves, net of recoveries at December 31, 2016	$360.4

2017
Provision	105.6
Spending, net of recoveries	(63.3)
Acquisitions (1)	2.6
Foreign currency translation adjustments	6.5
Net Change	$51.4
Total environmental reserves, net of recoveries at December 31, 2017	$411.8

2018
Provision	178.2
Spending, net of recoveries	(65.7)
Foreign currency translation adjustments	(2.8)
Net Change	$109.7
Total environmental reserves, net of recoveries at December 31, 2018	$521.5
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(1)	See Note 4 for more details. Amount relates to environmental obligations at certain sites of the acquired DuPont Crop Protection Business.

To ensure we are held responsible only for our equitable share of site remediation costs, we have initiated, and will continue to initiate, legal proceedings for contributions from other PRPs. At December 31, 2018 and 2017, we have recorded recoveries representing probable realization of claims against U.S. government agencies, insurance carriers and other third parties. Recoveries are recorded as either an offset to the “Environmental liabilities, continuing and discontinued” or as “Other assets including long-term receivables, net” on the consolidated balance sheets.

The table below is a roll forward of our total recorded recoveries from December 31, 2016 to December 31, 2018:

(in Millions)	December 31, 2016	Increase (Decrease) in Recoveries	Cash Received	December 31, 2017	Increase (Decrease) in Recoveries	Cash Received	December 31, 2018
Environmental liabilities, continuing and discontinued	$11.4	$2.5	$—	$13.9	$(5.5)	$(0.5)	$7.9
Other assets (1)	27.2	15.9	(10.8)	32.3	2.6	(4.4)	30.5
Total	$38.6	$18.4	$(10.8)	$46.2	$(2.9)	$(4.9)	$38.4
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(1)
The amounts are included within “Prepaid and other current assets" and "Other assets including long-term receivables, net" on the consolidated balance sheets. See Note 21 for more details. Increase in recoveries in 2017 includes $2.6 million related to indemnification for the acquired environmental liability from the DuPont Crop Protection Business Acquisition that existed prior to the closing of the transaction.

The table below provides detail of current and long-term environmental reserves, continuing and discontinued.

	December 31,
(in Millions)	2018	2017
Environmental reserves, current, net of recoveries (1)	$63.0	$71.6
Environmental reserves, long-term continuing and discontinued, net of recoveries (2)	458.5	340.2
Total environmental reserves, net of recoveries	$521.5	$411.8
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(1)	These amounts are included within “Accrued and other liabilities” on the consolidated balance sheets.

(2)	These amounts are included in "Environmental liabilities, continuing and discontinued" on the consolidated balance sheets.

Our net environmental provisions relate to costs for the continued remediation of both operating sites and for certain discontinued manufacturing operations from previous years. The net provisions are comprised as follows:

	Year Ended December 31,
(in Millions)	2018	2017	2016
Continuing operations (1)	$21.7	$16.2	$36.6
Discontinued operations (2)	153.9	76.1	36.9
Net environmental provision	$175.6	$92.3	$73.5
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(1)
Recorded as a component of “Restructuring and other charges (income)” on our consolidated statements of income. See Note 8. Environmental obligations for continuing operations primarily represent obligations at shut down or abandoned facilities within businesses that do not meet the criteria for presentation as discontinued operations.

(2)	Recorded as a component of “Discontinued operations, net of income taxes" on our consolidated statements of income (loss). See Note 10.

On our consolidated balance sheets, the net environmental provisions affect assets and liabilities as follows:

	Year Ended December 31,
(in Millions)	2018	2017	2016
Environmental reserves (1)	$178.2	$105.6	$80.8
Other assets (2)	(2.6)	(13.3)	(7.3)
Net environmental provision	$175.6	$92.3	$73.5
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(1)	See above roll forward of our total environmental reserves as presented on our consolidated balance sheets.

(2)	Represents certain environmental recoveries. See Note 21 for details of "Other assets including long-term receivables, net" as presented on our consolidated balance sheets.

Significant Environmental Sites
Pocatello
From 1949 until 2001, we operated the world's largest elemental phosphorus plant in Power County, Idaho, just outside the city of Pocatello. Since the plant's closure, FMC has worked with the EPA, the State of Idaho, and the Shoshone-Bannock Tribes ("Tribes") to develop a proposed cleanup plan for the property. In September 2012, the EPA issued an Interim Record of Decision ("IROD") that is environmentally protective and that ensures the health and safety of both workers and the general public. Since the plant's closure, we have successfully decommissioned our Pocatello plant, completed closure of the RCRA ponds and formally requested that the EPA acknowledge completion of work under a June 1999 RCRA Consent Decree. Future remediation costs include completion of the IROD that addresses groundwater contamination and existing waste disposal areas on the Pocatello plant portion of the Eastern Michaud Flats Superfund Site. In June 2013, the EPA issued a Unilateral Administrative Order to us under which we will implement the IROD remedy. Our current reserves factor in the estimated costs associated with implementing the IROD. In addition to implementing the IROD, we continue to conduct work pursuant to CERCLA unilateral administrative orders to address air emissions from beneath the cap of several of the closed RCRA ponds.
The amount of the reserve for this site was $33.1 million and $35.2 million at December 31, 2018 and 2017, respectively.
Pocatello Tribal Litigation
For a number of years, we engaged in disputes with the Tribes concerning their attempts to regulate our activities on the reservation. On March 6, 2006, a U.S. District Court Judge found that the Tribes were a third-party beneficiary of a 1998 RCRA Consent Decree and ordered us to apply for any applicable Tribal permits relating to the nearly-complete RCRA Consent Decree work. The third-party beneficiary ruling was later reversed by the Ninth Circuit Court of Appeals, but the permitting process continued in the tribal legal system. We applied for the tribal permits, but preserved objections to the Tribes' jurisdiction.
In addition, in 1998, we entered into an agreement (“1998 Agreement”) that required us to pay the Tribes $1.5 million per year for waste generated from operating our Pocatello plant and stored on site. We paid $1.5 million per year until December 2001 when the plant closed. In our view the agreement was terminated, as the plant was no longer generating waste. The Tribes claimed that the 1998 Agreement has no end date.
On April 25, 2006, the Tribes' Land Use Policy Commission issued us a Special Use Permit for the “disposal and storage of waste” at the Pocatello plant and imposed a $1.5 million per annum permit fee. The permit and fee were affirmed by the Tribal Business Council on July 21, 2006. We sought review of the permit and fee in Tribal Court, in which the Tribes also brought a claim for breach of the 1998 Agreement. On May 21, 2008, the Tribal Court reversed the permit and fee, finding that they were not authorized under tribal law, and dismissed the Tribes' breach of contract claim. The Tribes appealed to the Tribal Court of Appeals.
On May 8, 2012, the Tribal Court of Appeals reversed the May 21, 2008 Tribal Court decision and issued a decision finding the permit and fee validly authorized and ordering us to pay waste permit fees in the amount of $1.5 million per annum for the years 2002-2007 ($9.0 million in total), the Tribes' demand as set forth in the lawsuit. It also reinstated the breach of contract claim. The Tribes have filed additional litigation to recover the permit fees for the years since 2007, but that litigation has been stayed pending the outcome of the appeal in the Tribal Court of Appeals.
Following a trial on certain jurisdictional issues which occurred during April 2014, the Shoshone-Bannock Tribal Appellate Court issued a Statement of Decision finding in favor of the Tribes’ jurisdiction over FMC and awarding costs on appeal to the Tribes. The Tribal Appellate Court conducted further post-trial proceedings and on May 6, 2014 issued Finding and Conclusions and a Final Judgment consistent with its earlier Statement of Decision.
On September 28, 2017, the District Court issued a decision finding that the Tribal Court has jurisdiction over FMC to require FMC to pay a $1.5 million per year fee to the Tribes for hazardous wastes “stored” on the Reservation. We do not believe it is probable that we will incur a loss for this matter due to legal principles established by the United States Supreme Court and the United States Court of Appeals for the Ninth Circuit that we believe were not followed by the District Court. Our reasonably possible estimate continues to include the estimated costs of an adverse decision and does not need to be adjusted as a result of the District Court's decision. On October 12, 2017, we filed a notice of appeal to the Ninth Circuit. The District Court Judgment has been stayed pending the outcome of the appeal to the Ninth Circuit.
We have estimated a reasonably possible loss for this matter and it has been reflected in our total reasonably possible loss estimate previously discussed within this note.
Middleport
Our Middleport, NY facility is currently an Agricultural Solutions formulation and packaging plant that formerly manufactured arsenic-based and other products. As a result of past manufacturing operations and waste disposal practices at this facility, releases of hazardous substances have occurred at the site that have affected soil, sediment, surface water and groundwater at the facility's property and also in adjacent off-site areas. The impact of our discontinued operations was the subject of an Administrative Order on Consent (“1991 AOC”) entered into with the EPA and New York State Department of Environmental Conservation (“NYSDEC”, and collectively with EPA, the “Agencies”) in 1991. The AOC requires us to (1) define the nature and extent of contamination caused by our historical plant operations, (2) take interim corrective measures and (3) evaluate Corrective Action Management Alternatives (“CMA”) for discrete contaminated areas, known as “operable units” of which there are eleven.
We have defined the nature and extent of the contamination in certain areas, have constructed an engineered cover, taken certain closure actions regarding RCRA regulated surface water impoundments and are collecting and treating both surface water runoff and ground water, which has satisfied the first two requirements of the 1991 AOC. To date, we have evaluated and proposed CMAs for five of the eleven identified operable units.

Middleport Litigation
In the fourth quarter of 2018, FMC and NYSDEC began engaging in settlement discussions and have reached agreement in principle on the terms of a global resolution with the intent of agreeing to a document to replace the 1991 AOC (upon EPA concurrence), that would, among other things, settle past costs, govern onsite and off-site remediation of historic contamination attributed to FMC Middleport operations within a defined area, as well as resolve the necessity for a Hazardous Waste Management Permit (“Part 373 permit”). In the interim, the Part 373 Permit Administrative Proceeding and the federal appeal are being temporarily held in abeyance pending completion of the settlement. The paragraphs below provide the litigation history for Middleport, which began in 2013.
In 2013, we received from the NYSDEC, a Final Statement of Basis ("FSOB") with NYSDEC’s selected CMA for three of the operable units that had been combined for evaluative purposes (“OUs 2, 4 and 5”), which we continue to believe is overly conservative and is not consistent with the 1991 AOC. After unsuccessful negotiations with NYSDEC regarding the FSOB, on May 1, 2014, we submitted a Notice of Dispute to the EPA pursuant to the terms of the 1991 AOC seeking review of the remedy chosen by the NYSDEC. EPA refused to act on the Notice of Dispute via letter correspondence.

NY State Litigation
On May 30, 2014, we filed an action in the Supreme Court of New York formally challenging the NYSDEC's FSOB as a breach of the 1991 AOC. On August 20, 2015, the Supreme Court of New York dismissed our state action on procedural grounds. We appealed that dismissal to the New York Supreme Court Appellate Division, Third Department. On October 20, 2016, the New York Supreme Court Appellate Division, Third Department, issued a decision on our appeal holding that NYSDEC does not have the authority to implement a remedy unilaterally using state funds prior to issuing an order and remanded the case to NYSDEC for further proceedings not inconsistent with the Court’s decision. On February 2, 2017, the Third Department granted NYSDEC's motion for leave to appeal the decision to the New York Court of Appeals. Certiorari was granted by the New York Court of Appeals (the “Court”), and oral arguments were held on March 21, 2018. On May 1, 2018, the Court issued its opinion reversing the Appellate Division’s decision and holding that NYSDEC has the authority to unilaterally spend state superfund money to cleanup sites and then seek reimbursement from FMC in a separate proceeding. In June 2017, in parallel with the ongoing state litigation over the 1991 AOC and the FSOB, NYSDEC started the formal process of issuing to FMC a Part 373 Permit. A draft permit was issued, which, as written, would supersede the 1991 AOC, and ultimately result in its termination. FMC proceeded to challenge the Part 373 Permit through the administrative process, which is still pending.

Federal Litigation
On June 20, 2014, we separately filed an action against EPA in the United States District Court for the Western District of New York seeking a declaratory judgment that the EPA is obligated under the 1991 AOC to review our Notice of Dispute. On January 31, 2017, the District Court dismissed FMC's complaint, ruling that EPA's letter was not a final agency action subject to review. FMC responded to the Court’s dismissal of FMC’s action by filing a Motion to Vacate Judgment and For Leave to Amend Complaint on March 2, 2017. On June 7, 2018, the District Court denied FMC’s motion. On August 6, 2018, FMC filed a notice of appeal in the Second Circuit, appealing both the underlying dismissal and the denial of the motion, which is still pending.

Middleport Reserves
In the fourth quarter of 2018, we increased the reserve by $106.3 million, which includes our best estimate for remediation costs for OUs 2,4 and 5 in line with the drafted settlement terms between FMC and NYSDEC. Of the $106.3 million reserve increase, $60.6 million relates to our best estimate for remediation costs associated with the operable unit that comprises the southern portion of the tributary (“OU 6”) plus the impact of inflation. The $60.6 million increase is in addition to a previously established reserve of $29.1 million related to this operable unit.
The remaining $45.7 million reserve increase relates to costs associated with the implementation and completion of NYSDEC’s selected remedy for OUs 2,4, and 5. Prior to settlement discussions, our reserve balance for OUs 2,4, and 5 of $31.1 million included the estimated liability for clean-up to reflect the costs associated with our recommended CMAs. Our total reserve for all of Middleport is $180.8 million and $73.9 million at December 31, 2018 and 2017, respectively. FMC is in various stages of evaluating the remaining operable units.
The Middleport settlement will result in cash outflows of approximately $20 million to $30 million per year for years 2019 - 2021 due to front loading of reimbursement in installments of past costs, and thereafter an amount not to exceed an average of $10 million per year until the remediation is complete.
Other Potentially Responsible Party (“PRP”) Sites
We have been named a PRP at 32 sites on the federal government’s National Priorities List (“NPL”), at which our potential liability has not yet been settled. We have received notice from the EPA or other regulatory agencies that we may be a PRP, or PRP equivalent, at other sites, including 53 sites at which we have determined that it is probable that we have an environmental liability for which we have recorded an estimate of our potential liability in the consolidated financial statements. In cooperation with appropriate government agencies, we are currently participating in, or have participated in, a Remedial Investigation/Feasibility Study (“RI/FS”), or equivalent, at most of the identified sites, with the status of each investigation varying from site to site. At certain sites, a RI/FS has only recently begun, providing limited information, if any, relating to cost estimates, timing, or the involvement of other PRPs; whereas, at other sites, the studies are complete, remedial action plans have been chosen, or a ROD has been issued.
One site where FMC is listed as a PRP is the Portland Harbor Superfund Site (“Portland Harbor”), that includes the river and sediments of a 12 mile section of the lower reach of the Willamette River in Portland, Oregon that runs through an industrialized area. Portland Harbor is listed on the NPL. FMC formerly owned and operated a manufacturing site adjacent to this section of the river and has since sold its interest in this business. Currently, FMC and approximately 70 other parties are involved in a non-judicial allocation process to determine each party’s respective share of the cleanup costs. FMC and several other parties have been sued by the Confederated Bands and Tribes of the Yakama Nation for reimbursement of cleanup costs and the costs of performing a natural damage assessment. Based on the information known to date, we are unable to develop a reasonable estimate of our potential exposure of loss at this time. We intend to defend this matter.
On January 6, 2017, EPA issued its Record of Decision (“ROD”) for the Portland Harbor Superfund Site. Any potential liability to FMC will represent a portion of the costs of the remedy the EPA has selected for Portland Harbor. Based on the current information available in the ROD as well as the large number of responsible parties for the Superfund Site, we are unable to develop a reasonable estimate of our potential exposure for Portland Harbor at this time. We have no reason to believe that the ultimate resolution of our potential obligations at Portland Harbor will have a material adverse effect on our consolidated financial position, liquidity or results of operations. However, adverse results in the outcome of the EPA allocation could have a material adverse effect on our consolidated financial position, results of operations in any one reporting period, or liquidity.